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                                                                  Exhibit 10.16


                           WARRANT PURCHASE AGREEMENT


         This Warrant Purchase Agreement (this "AGREEMENT") is executed this 26th day of December, 2000 by Bentley Systems, Incorporated, a Delaware corporation (the "COMPANY"), in favor of [_____________________________] (the
"BANK"), in accordance with the terms of that certain Revolving Credit and Security Agreement as of even date herewith among the Company and certain of its subsidiaries, as Borrowers, PNC Bank, National Association, as Agent, the Bank and certain other financial institutions, as Lenders (as amended, modified or replaced from time to time, the "LOAN AGREEMENT"). In consideration of the extension of credit by the Bank to the Company under the Loan Agreement, the Company has agreed to issue to the Bank [_____] warrants (each, a "WARRANT") to purchase one fully paid and nonassessable share of the Class B non-voting common stock of the Company, par value $0.01 per share (the "COMMON STOCK"). The shares of Common Stock purchasable upon exercise of the Warrants and the purchase price per Warrant are referred to herein as the "WARRANT SHARES" and the "EXERCISE PRICE," respectively.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Bank agree as follows:

1. GRANT OF WARRANTS. The Company hereby grants to the Bank [______] Warrants. Each Warrant initially shall be exercisable for one share of Common Stock. The Bank and any subsequent registered holder of a Warrant (each, a "Holder") shall have the rights and obligations set forth in this Agreement and in the warrant certificate evidencing such Warrant, which shall be substantially in the form attached hereto as Exhibit A (a "Warrant Certificate").

2.       WARRANT CERTIFICATE.

         (a) Form of Warrant Certificate. Each Warrant shall be evidenced by a Warrant Certificate. Each Warrant Certificate shall have such marks of identification or designation and such legends or endorsements thereon as the Company deems appropriate, so long as they are not inconsistent with the provisions of this Agreement, or as are required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Warrants or the Common Stock may from time to time be listed. Each Warrant Certificate shall entitle the Holder thereof to exercise such number of Warrants as shall be set forth thereon at the Exercise Price in effect on the date such Warrant Certificate is delivered by the Company to such Holder; provided, that the number of Warrants and the Exercise Price shall be subject to adjustment as provided herein. Each Warrant Certificate shall provide for a "net issuance option," which will allow the Holder thereof to surrender some of the Warrants evidenced thereby for cancellation and receive in exchange for other Warrants evidenced thereby shares of Common Stock, without the payment of any cash, on the basis of a formula set forth in such Warrant Certificate.



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         (b) Signature and Registration.

                  (i) The Warrant Certificates shall be manually executed on behalf of the Company by its Chairman of the Board, its President or any Vice President and shall be manually attested by the Secretary or an Assistant Secretary of the Company.

                  (ii) The Company will keep or cause to be kept at its principal office books for the registration and transfer of the Warrant Expiration Date Certificates issued hereunder.

         (c) Transfer, Split-Up, Combination and Exchange of Warrant Certificates. Subject to compliance with all applicable laws and the provisions of this Agreement, at any time prior to the close of business on the date (the "Final Expiration Date") that is earlier of (i) December 26, 2010, (ii) if Bank does not renew its obligations under the Loan Agreement, ninety (90) days after Bank provides such nonrenewal notice to Bentley, and (iii) two (2) years after the consummation of an initial public offering by the Company conducted under and in accordance with the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission and all other federal and state securities laws (as amended, the "1933 Act") (a "Qualified IPO"), any Warrant Certificate or Warrant Certificates may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder or Holders thereof to exercise the same number of Warrants as the Warrant Certificate or Warrant Certificates surrendered to the Company by the Holder thereof then entitled such Holder to exercise. Any Holder desiring to transfer, split up, combine or exchange any Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged, at the principal office of the Company. Thereupon the Company shall deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

         (d) Subsequent Issuance of Warrant Certificates. Subsequent to their original issuance, no Warrant Certificates shall be issued except (i) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrant Certificates pursuant to Section 2(c), (ii) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates, and
(iii) any Warrant Certificate issued pursuant to Section 3(d) upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

3.       EXERCISE OF WARRANTS; EXERCISE PRICE.

         (a) The Holder of any Warrant Certificate may exercise, upon and after the consummation of a Qualified IPO or upon and after the occurrence of a Change of Control, the Warrants evidenced thereby in whole or in part by surrendering such Warrant Certificate, with the form of election to exercise attached thereto duly completed and executed, to the Company at its principal office, together, to the extent necessary, with payment of the aggregate Exercise Price for the Warrants being exercised, at or prior to the close of business on the Final Expiration Date.


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         (b) The Exercise Price for each Warrant shall initially be $10.17. The
Exercise Price shall be subject to adjustment from time to time as provided in
Section 6 and shall be payable in accordance with Section 3(c).

         (c) Upon receipt of a Warrant Certificate, with the form of election to exercise duly completed and executed, accompanied by payment of the aggregate Exercise Price for the Warrants being exercised, except to the extent that the Holder thereof has determined to use the net issuance option, and an amount equal to any applicable transfer taxes required to be paid by such Holder in accordance with Section 5(c) in cash or by certified check or cashier's check payable to the order of the Company, the Company shall promptly: (1) requisition from any transfer agent of the Common Stock or otherwise obtain certificates for the number of shares of Common Stock being purchased; (ii) when appropriate, prepare or cause to be prepared a check for the amount of cash to be paid in lieu of the issuance of a fractional share in accordance with Section 7; (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of such Holder, registered in such name or names as designated by such Holder; and (iv) when appropriate, deliver such check to or upon the order of such Holder. The Company hereby irrevocably authorizes each transfer agent of the Common Stock to comply with all such requests from the Company in accordance with this Section 3 (c).

         (d) If the Holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing a number of Warrants equal to the number of Warrants remaining unexercised shall be issued by the Company to such Holder or to its duly authorized assigns, subject to the provisions of Section 7.

4. CANCELLATION OF WARRANT CERTIFICATES. All Warrant Certificates surrendered to the Company for exercise, transfer, split up, combination or exchange shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement.

5.       RESERVATION AND AVAILABILITY OF COMMON STOCK; TAXES.

         (a) The Company shall, at all times, reserve and keep available out of its authorized and unissued shares of Common Stock or out of any shares of Common Stock held in its treasury that number of shares of Common Stock that will from time to time be sufficient to permit the exercise in full of all outstanding Warrants.

         (b) The Company shall take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants shall, at the time of delivery of the certificates for such shares of Common Stock, be duly authorized, validly issued, fully paid and nonassessable.

         (c) The Company shall pay when due and payable any and all federal and state transfer taxes and charges (other than any applicable income taxes) that may be payable in respect of the issuance or delivery of Warrant Certificates or of certificates for shares of Common Stock receivable upon the exercise of any Warrants; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of the issuance and


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delivery of any Warrant Certificate or stock certificate registered in a name other than that of the Holder of the Warrant Certificate that has been surrendered.

6.       ADJUSTMENTS.

         (a) General. The Exercise Price, the number of outstanding Warrants and the number and kind of stock or other securities or property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time pursuant to the terms of this Section 6.

         (b) Dilutive Issuances.

                  (i) Special Definitions. For purposes of this Section 6, the following definitions shall apply:

                           (A) "Additional Shares of Common Stock" shall mean
                  all shares of Common Stock issued (or, pursuant to Section 6(b)(iii), deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                           (I)      upon conversion or exchange of any
                                    Convertible Securities outstanding on the
                                    Original Issue Date;

                           (II) upon exercise of any Options outstanding on the Original Issue Date;

                           (III) as a dividend or distribution pro rata on the outstanding shares of Common Stock;

                           (IV) as a result of any stock split, combination, reclassification, exchange or substitution for which an adjustment is provided in
                                    Section 6(c), (d) or (e);

                           (V)      upon exercise of any Warrants; or

                           (VI) to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary of the Company pursuant to a stock grant, stock option plan, employee stock purchase plan, restricted stock plan or any other similar plan or agreement, which grant, plan or agreement was approved by the Board of Directors of the Company (the "Board") prior to its implementation.

                           (B) "Convertible Securities" shall mean any evidences
                  of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock.

                           (C) "Option" shall mean any right, option or warrant
                  to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities,


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                  excluding rights, options or warrants described in clause (V)
                  or (VI) of Section 6(b)(i)(A).

                           (D) "Original Issue Date" shall mean the date of this
                  Agreement.

                  (ii) No Adjustment in Certain Circumstances. No adjustment to the Exercise Price or the number of Warrants shall be made pursuant to this Section 6(b) unless the consideration per share (determined pursuant to Section 6(b)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the fair market value on the date of, and immediately prior to, the issuance or deemed issuance of such Additional Share of Common Stock.

                  (iii) Issuance of Securities Deemed to be an Issuance of Additional Shares of Common Stock. If at any time after the Original Issue Date the Company issues any Options or Convertible Securities or fixes a record date for the determination of holders of any class of securities entitled to receive any Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision thereof that permits or requires a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance or, in case a record date has been fixed, as of the close of business on such record date. In any case in which Additional Shares' of Common Stock are deemed to have been issued in accordance with the preceding sentence:

                           (A) No further adjustment in the Exercise Price shall
                  be made solely on account of the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities (including Convertible Securities issued upon exercise of Options);

                           (B) If any such Options or Convertible Securities by
                  their terms provide for any change in the terms or kind of consideration payable to the Company upon the exercise, conversion or exchange thereof, whether on account of the passage of time or for any other reason, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such change becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such change;

                           (C) If the number of shares of Common Stock issuable
                  upon the exercise, conversion or exchange of any such Options or Convertible Securities changes, including, but not limited to, any change resulting from the operation of the anti-dilution provisions thereof, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such


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                  change becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such change;

                           (D) If any such Options or the conversion or exchange
                  privileges represented by any such Convertible Securities expire or terminate not having been exercised, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such expiration or termination becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such expiration or termination; and

                           (E) No readjustment pursuant to Clause (B), (C) or
                  (D) above shall have the effect of increasing the Exercise Price to an amount that exceeds the lower of (x) the Exercise Price on the original adjustment date prior to the original adjustment thereof on account of such deemed issuance or (y) the Exercise Price that would have resulted from any other issuances or deemed issuances of Additional Shares of Common Stock between such original adjustment date and any such readjustment date without taking into account such original adjustment.

         In the event that the Company, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Section 6(b) shall apply to them as of the date of such amendment.

                  (iv) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event that the Company, after the Original Issue Date, issues any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(b)(iii)), without consideration or for a consideration per share less than the fair market value on the date of and immediately prior to such issuance, then such Exercise Price shall be reduced, concurrently withsuch issuance, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issuance, plus
         (II) the number of shares of Common Stock that the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (B) the denominator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (II) the number of such Additional Shares of Common Stock so issued. For purposes of this Section 6(b)(iv), (x) if a record date is set for the issuance or deemed issuance of any Additional Shares of Common Stock, then the close of business on such record date shall be treated as the time of issuance of such Additional Shares of Common Stock; (y) all shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities (including Convertible Securities issuable upon exercise of Options) outstanding immediately prior to such issuance shall be deemed to be


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         outstanding (other than any shares excludable from the definition of
         "Additional Shares of Common Stock" in accordance with Section 6(b)(i)(A)M or (VI)); and (z) the number of shares of Common Stock deemed outstanding upon exercise, conversion or exchange of such outstanding Options and Convertible Securities (including Convertible Securities issuable upon exercise of Options) shall be determined without giving effect to any adjustments to the exercise, conversion or exchange prices or ratios of such Options or Convertible Securities resulting from the issuance of the Additional Shares of Common Stock that is the subject of the calculation.

                  (v) Determination of Consideration. For purposes of this
         Section 6(b), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                           (A) Cash and Property. Such consideration shall:

                           (I) insofar as it consists of cash, be computed as the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                           (II) insofar as it consists of services or property other than cash, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board; and

                           (III) in the event that Additional Shares of Common Stock are issued together with other shares or securities or other assets for a combined consideration, be the pro rata portion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

                           (B) Options and Convertible Securities. The
                  consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to
                  Section 6(b)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                           (I) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision thereof that permits or requires a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision


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                                    thereof that permits or requires a
                                    subsequent adjustment of such number)
                                    issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

         (c) Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time, after the Original Issue Date effects a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company, at any time or from time to time, after the Original Issue Date combines the outstanding shares of Common Stock, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment in accordance with this Section 6(c) shall become effective at the close of business on the date that the related subdivision or combination becomes effective.

         (d) Adjustment for Reorganization, Reclassification or Substitution. If the shares of Common Stock issuable upon exercise of the Warrants are changed into the same or a different number of shares of any class or classes of stock of the Company or other securities or property of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above or a stock dividend, merger, consolidation, share exchange or sale of assets provided for below), then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warrant for the amount and kind of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by a holder of the number of shares of Common Stock for which such Warrant would have been exercisable immediately prior to such reorganization, reclassification or change, subject to further adjustment as provided herein.

         (e) Adjustment for Merger, Consolidation, etc. In case of any merger, consolidation or share exchange of the Company with or into another person, a sale of all or substantially all of the assets of the Company to another person or any other transaction involving the Company and another person having a similar effect (other than a subdivision or combination of shares or reorganization, reclassification or other transaction provided for above or a stock dividend provided for below), then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warrant for the amount and kind of shares of stock and other securities and property receivable upon such merger, consolidation, share exchange, sale or other transaction by a holder of the number of shares of Common Stock for which such Warrant would have been exercisable immediately prior to such merger, consolidation, share exchange, sale or other transaction, subject to further adjustment as provided herein. In each such case, prior to and as a condition to the consummation of any such transaction, appropriate adjustments (as determined in good faith by the Board) shall be made in the provisions of this Section 6 with respect to the rights and interests of the Holders of the Warrants, to the end that these provisions shall thereafter be applicable, in as equivalent a manner as reasonably can be achieved, in relation to any shares of stock, other securities or property thereafter deliverable upon exercise of the Warrants.


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         (f) Adjustment for Certain Dividends and Distributions. If the Company,
at any time or from time to time, after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of shares of Common
Stock entitled to receive, a dividend or other distribution payable in Additional Shares of Common Stock, then, and in each such event, the Exercise Price in effect from and after the time of such issuance or, in the event such a record date has been fixed, the close of business on such record date shall be equal to the product of the Exercise Price in effect immediately prior to such time multiplied by a fraction:

                  (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such a record date has been fixed and such dividend is not fully paid or such distribution is not fully made on the date set therefor, then the Exercise Price then in effect shall be appropriately recalculated as of the close of business on such record date.

         (g) Adjustments for Other Dividends and Distributions. If the Company, at any time or from time to time, after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or any subsidiary of the Company other than shares of Common Stock, then, and in each such event, appropriate provision shall be made so that each Holder of a Warrant exercised after such issuance or such record date, as the case may be, shall receive, in addition to the shares of Common Stock otherwise receivable upon such exercise, the amount of securities and other property, if any, that would have been received by such Holder had such Warrant been exercised immediately prior to such issuance or the close of business on such record date and the securities received upon such exercise been retained from the date of such issuance or such record date to and including the actual exercise date of such Warrant.

         (h) Adjustment in Number of Warrants. When any adjustment is required to be made in the Exercise Price pursuant to this Section 6, then the number of outstanding Warrants shall be simultaneously adjusted to equal the number determined by dividing (1) the product of the number of Warrants outstanding immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

         (i) Certificate as to Adjustment. Upon the occurrence of any event that results or will result in an adjustment of the Exercise Price pursuant to this
Section 6, the Company shall promptly compute such adjustment in accordance with the terms of this Section 6 and furnish to each Holder of a Warrant a certificate setting forth such adjustment and the related adjustment in the number of outstanding Warrants and describing in reasonable detail the facts upon which such adjustments are based. The Company shall, upon the written request at any time of any Holder of a Warrant, furnish or cause to be furnished to such Holder a certificate setting forth (i)


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all such adjustments since the Original Issue Date, (ii) the Exercise Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property that would then be receivable upon exercise of a Warrant.

7.       FRACTIONAL SHARES.

         (a) The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrants or to distribute certificates that evidence fractional shares of Common Stock. In lieu of issuing a fractional share of Common Stock, the Company shall pay to the Holder of any Warrants at the time such Warrants are exercised an amount in cash equal to the same fraction of the current market value of one share of Common Stock on the date that such Warrants are exercised.

         (b) For purposes hereof, the current market value of a share of Common Stock (or any other security) shall be the closing price per share of Common Stock (or the standard unit for such other security) on the date of determination. Such closing price shall be:

                  (i) the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on the date of determination, in either.case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

                  (ii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on the New York Stock Exchange, the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock (or such other class or series of securities) is listed or admitted to trading; or

                  (iii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use by such organization; or

                  (iv) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange and prices therefor are not reported by such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock (or such other class or series of securities) selected by the Board; or

                  (v) if the Common Stock (or such other class or series of securities) is not so listed or admitted to trading and prices therefor are not so reported or quoted, the fair market value per share (or other appropriate unit) as determined in good faith by the Board, whose determination shall be conclusive and binding on all Holders of Warrants.


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8.       AGREEMENT OF WARRANT HOLDERS. Every Holder of a Warrant, by accepting the same, acknowledges and agrees with the Company and with every other Holder of a Warrant that:

         (a) Each Warrant is transferable only by the transfer of the Warrant Certificate that evidences such Warrant upon the registry books of the Company which shall be accomplished by surrendering such Warrant Certificate for transfer at the Company's principal office, duly endorsed or accompanied by a proper instrument of transfer; and

         (b) The Company may deem and treat the person in whose name a Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatsoever, notwithstanding any notations of ownership or writing on such Warrant Certificate made by anyone other than the Company or any other notice to the contrary.

9.       RESTRICTIONS ON TRANSFER.

         (a) The Warrants and the Warrant Shares or other securities issuable upon exercise of the Warrants may not be sold or otherwise transferred unless either (1) such transaction first shall have been registered under the 1933 Act and any applicable state or other securities law or (ii) the Company first shall have been furnished with an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such transaction is exempt from the registration requirements of the 1933 Act and any applicable state or other securities law.

         (b) Each certificate evidencing securities issuable upon exercise of a Warrant shall bear a legend substantially in the following form:

         THE SECURITIES EVIDENCED HEREBY WERE ACQUIRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAW. THE HOLDER HEREOF, BY ACQUIRING THIS INSTRUMENT, AGREES FOR THE BENEFIT OF BENTLEY SYSTEMS, INCORPORATED (THE "COMPANY") THAT THE SECURITIES EVIDENCED HEREBY MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (B) PURSUANT TO AN AVAILABLE EXEMPTION OR EFFECTIVE REGISTRATION UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAW.

Notwithstanding the foregoing, such legend shall not be placed on any such certificate or shall be removed from any such certificate (i) at the request of the holder thereof, if such holder shall be entitled to sell the securities to be evidenced or evidenced thereby in accordance with Rule 144(k) under the 1933 Act, or (ii) if the holder thereof is selling the securities to be evidenced or evidenced thereby in a registered public offering in accordance with Section 8.

10. WARRANT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No Holder of any Warrant, as such, shall be entitled to vote or receive dividends or shall be deemed for any other purpose the holder of the shares of Common Stock or other securities which may at any time be issuable upon the exercise of such Warrant. Nothing contained herein or in any Warrant Certificate shall be construed to confer upon the Holder of any Warrant, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any other matter submitted to stockholders of the Company at any meeting thereof, to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, except as otherwise expressly provided herein or therein or until such Warrant has been exercised in accordance with the provisions hereof and thereof.

11. ISSUANCE OF NEW WARRANT CERTIFICATES. Notwithstanding anything to the contrary set forth herein or in the Warrant Certificates, the Company may, at its option, issue new Warrant Certificates evidencing the Warrants, in such form as may be approved by the Board, to reflect any adjustment or change in the Exercise Price and the number or kind of stock or other securities or property purchasable upon exercise of the Warrants.

12. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

13. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon the Company and the Bank and their respective permitted successors and assigns.

14. INTEGRATION. This Agreement and the Warrant Certificates represent the entire agreement of the Company and the Bank with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the Warrant Certificates.

15. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND ALL RELATED INSTRUMENTS AND AGREEMENTS SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE COMMONWEALTH OF PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNYSLVANIA (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF CONCERNING CHOICE OF LAW) AND THE UNITED STATES OF AMERICA. THE FEDERAL COURTS AND COURTS OF PENNSYLVANIA LOCATED IN ALLEGHENY COUNTY, PENNSYLVANIA SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY PROCEEDINGS IN CONNECTION HEREWITH AND THEREWITH. EACH OF THE BANK AND THE COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                         [SIGNATURES ON FOLLOWING PAGE]

         WITNESS the due execution of this Agreement as of the date first above written.

                               BENTLEY SYSTEMS, INCORPORATED



                               By:     /s/ David Nation
                                       ---------------------------------
                               Name:   David Nation
                                       ---------------------------------
                               Title:  Senior Vice President
                                       ---------------------------------



                               [-----------------------------------]



                               By:
                                        --------------------------------

                                        [-----------------------------]

                     Schedule of Warrant Purchase Agreements

         The following schedule identifies the individuals that are a party to a Warrant Purchase Agreement and the shares of Class B non-voting common stock underlying Warrants granted pursuant to such Warrant Purchase Agreement.

                                                    Shares of Common
                  Name :                            Stock underlying Warrants
                  PNC Bank, N.A.                    640,844

                  Citicorp USA, Inc.                347,446